UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 13, 2023 (March 10, 2023)

SOLUNA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40261	14-1462255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

325 Washington Avenue Extension Albany, New York	12205
(Address of principal executive offices)	(Zip Code)

(518) 218-2550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLNH	The Nasdaq Stock Market LLC

9.0% Series A Cumulative Perpetual Preferred Stock, par value $0.001 per share	SLNHP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the special meeting of stockholders (the “Special Meeting”) of Soluna Holdings, Inc. (the “Company”), held on March 10, 2023, the Company’s stockholders approved:

●	the Soluna Holdings, Inc. Third Amended and Restated 2021 Stock Incentive Plan (the “Third Amended and Restated 2021 Plan”), which amended and restated the Soluna Holdings, Inc. Second Amended and Restated 2021 Stock Incentive Plan, to, among other things, increase the number of shares of the Company’s common stock reserved for issuance thereunder, on a quarterly basis, to 18.75% of the shares of the Company’s common stock outstanding as of the first trading day of each quarter, and allow the Company to grant awards of shares of the Company’s 9.0% Series A Cumulative Perpetual Preferred Stock (with and without restrictions); and

●	the Soluna Holdings, Inc. 2023 Stock Incentive Plan (the “2023 Plan”), which sets the number of shares of the Company’s common stock reserved for issuance thereunder, on a quarterly basis, to 9.75% of the shares of the Company’s common stock outstanding as of the first trading day of each quarter.

A copy of the Third Amended and Restated 2021 Plan that was approved by the Company’s stockholders was included as Annex A to the Company’s definitive proxy statement on Schedule 14A for the Special Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on February 10, 2023 (the “2023 Special Meeting Proxy Statement”), and is available at the SEC’s website at www.sec.gov. The terms and conditions of the Third Amended and Restated 2021 Plan are described in detail in the 2023 Special Meeting Proxy Statement. The foregoing description of the Third Amended and Restated 2021 Plan is qualified in its entirety by the terms of the Third Amended and Restated 2021 Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein. A copy of the 2023 Plan that was approved by the Company’s stockholders was included as Annex B to the 2023 Special Meeting Proxy Statement, and is available at the SEC’s website at www.sec.gov. The terms and conditions of the 2023 Plan are described in detail in the 2023 Special Meeting Proxy Statement. The foregoing description of the 2023 Plan is qualified in its entirety by the terms of the 2023 Plan, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	March 2023 Special Meeting of Stockholders

The Company held the Special Meeting virtually via the internet on March 10, 2023, at 10:00 a.m., Eastern Time. As of January 23, 2023, the record date for the Special Meeting, the Company had 20,245,390 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting, of which 9,608,346 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote, constituting a quorum, at the Special Meeting.

(b)	Special Meeting Voting Results

The following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting. The Company describes these matters in more detail in the 2023 Special Meeting Proxy Statement.

Proposal No. 1: The Company’s stockholders approved (a) the issuance of shares of the Company’s common stock to certain investors pursuant to a Securities Purchase Agreement dated December 5, 2022 entered into among the Company and such investors (the “December 2022 Purchase Agreement”), (b) the issuance of shares of the Company’s common stock upon the exercise of warrants issued to such investors pursuant to the December 2022 Purchase Agreement, and (c) the issuance of additional shares of the Company’s common stock, and the issuance of shares of the Company’s common stock upon the exercise of additional related warrants, upon the exercise of options granted to such investors under the December 2022 Purchase Agreement, in each case as required by the terms of the December 2022 Purchase Agreement and Nasdaq Listing Rules.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,405,364	1,158,233	44,749	—

Proposal No. 2: The Company’s stockholders approved (a) adjustments to the conversion price of outstanding convertible promissory notes, (b) adjustments to the exercise price of outstanding warrants to purchase the Company’s common stock held by the holders of outstanding convertible promissory notes, (c) the issuance of shares of the Company’s common stock upon the conversion of such convertible promissory notes, and (d) the issuance of shares of the Company’s common stock upon the exercise of such warrants to purchase the Company’s common stock, in each case as required by the terms of the December 2022 Purchase Agreement and Nasdaq Listing Rules.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,938,261	1,624,502	45,583	—

Proposal No. 3: The Company’s stockholders approved the Soluna Holdings, Inc. Third Amended and Restated 2021 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,645,811	1,917,354	45,181	—

Proposal No. 4: The Company’s stockholders approved the Soluna Holdings, Inc. 2023 Stock Incentive Plan.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
7,629,024	1,934,270	45,052	—

Proposal No. 5: The Company’s stockholders approved the adjournment of the Special Meeting, if necessary, to continue to solicit votes for Proposal Nos. 1 through 4.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
8,888,433	636,654	83,259	—

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Soluna Holdings, Inc. Third Amended And Restated 2021 Stock Incentive Plan
	10.2	Soluna Holdings, Inc. 2023 Stock Incentive Plan
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2023	SOLUNA HOLDINGS, INC.

	By:	/s/ Philip Patman, Jr.
	Name:	Philip Patman, Jr.
	Title:	Chief Financial Officer